Exhibit 10.4

GUARANTY AGREEMENT

This GUARANTY AGREEMENT is dated and effective as of September 10, 2024 (as amended, restated or modified from time to time, the “Guaranty”), and is made by FOXO Technologies Inc., a corporation incorporated under the laws of the State of Delaware (“FOXO”), and Scott County Community Hospital, Inc., a corporation incorporated under the laws of the State of Tennessee (“Scott County” and, collectively with FOXO, the “Guarantors”), in favor of Rennova Health, Inc., a corporation organized and existing under the laws of the State of Delaware (“Rennova”).

WHEREAS, Rennova Community Health, Inc., a corporation incorporated under the laws of the State of Florida (the “Company”), issued an Amended and Restated Senior Secured Note, dated and effective as of even date herewith (the “Note”) to Rennova, in connection with that certain Securities Exchange Agreement, dated as of June 10, 2024, and as amended and restated as of September 10, 2024, by and among the Guarantor, the Company and Rennova (the “Exchange Agreement”); and

WHEREAS, in order to induce Rennova to accept the Note, and with full knowledge that Rennova would not accept the Note without this Guaranty, Guarantors have agreed to execute and deliver this Guaranty to Rennova, for the benefit of Rennova, as security for the Obligations of the Company; and

WHEREAS, the Guarantors are affiliates of the Company and/or will significantly benefit from Rennova’s acceptance of the Note from the Company.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties each intending to be legally bound, hereby do agree as follows:

1. OBLIGATIONS GUARANTEED

Guarantors hereby guaranty and become surety to Rennova for the full, prompt and unconditional payment and performance of the Obligations, when and as the same shall become due, whether at the stated maturity date, by acceleration or otherwise, and the full, prompt and unconditional performance of each term and condition to be performed by Company under the Note and the other Transaction Documents. This Guaranty is a primary obligation of Guarantors and shall be a continuing inexhaustible Guaranty. This is a guaranty of payment and not of collection. Rennova may require Guarantors to pay and perform their liabilities and obligations under this Guaranty and may proceed immediately against Guarantors without being required to bring any proceeding or take any action against Company or any other Person prior thereto; the liability of Guarantors hereunder being independent of and separate from the liability of Company, any other Person, and the availability of other collateral security for the Note and the other Transaction Documents.

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2. DEFINITIONS

All capitalized terms used in this Guaranty that are defined in the Exchange Agreement shall have the meanings assigned to them in the Exchange Agreement, unless the context of this Guaranty requires otherwise. For the avoidance of doubt, “Obligations” shall include all obligations evidenced by the Note, as it may be supplemented, replaced, restated, revised or amended.

3. REPRESENTATIONS AND WARRANTIES. Guarantors represent and warrant to Rennova as follows:

3.1 Organization, Powers. (i) Each Guarantor is duly formed and organized and has the power and authority (a) to own its properties and assets and to carry on its business as now being conducted and as now contemplated; and (b) to execute, deliver and perform (and the officer executing this Guaranty on behalf of each Guarantor has been duly authorized to so act and execute this Guaranty on behalf of such Guarantor), and (ii) each Guarantor has by all necessary action authorized the execution, delivery and performance of all of its obligations under this Guaranty and any other Transaction Documents to which it is a party.

3.2 Execution of Guaranty. This Guaranty, and each other Transaction Document to which each Guarantor is a party, have been duly executed and delivered by such Guarantor. Execution, delivery and performance of this Guaranty and each other Transaction Document to which each Guarantor is a party will not: (i) violate any provision of any law, rule or regulation, any judgment, order, writ, decree or other instrument of any governmental authority, or any provision of any contract or other instrument to which such Guarantor is a party or by which such Guarantor or any of its properties or assets are bound; (ii) result in the creation or imposition of any lien, claim or encumbrance of any nature, other than the liens created by the Transaction Documents; and (iii) require any consent from, exemption of, or filing or registration with, any governmental authority or any other Person, other than any filings in connection with the liens created by the Transaction Documents.

3.3 Obligations of Guarantor. This Guaranty and each other Transaction Document to which any Guarantor is a party are the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies. The issuance of the Note by the Company and the assumption by Guarantors of their obligations hereunder and under any other Transaction Document to which any Guarantor is a party will result in material benefits to the Guarantors.

3.4 Litigation. There is no demand, claim, suit, action, litigation, investigation, audit, study, arbitration, administrative hearing, or any other proceeding of any nature whatsoever at law or in equity or by or before any governmental authority now pending or, to the knowledge of Guarantors, threatened, against or affecting any Guarantor or any of its properties, assets or rights which, if adversely determined, would materially impair or affect such Guarantor’s capacity to consummate and perform its obligations under this Guaranty or any other Transaction Document to which such Guarantor is a party.

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4. LIABILITY

4.1 The Guarantors acknowledge that the obligations undertaken herein involve the guaranty of obligations of a Person other than the Guarantors and, in full recognition of that fact, the Guarantors consent and agree that Rennova may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness of this Guaranty: (i) change the manner, place or terms of payment of (including, without limitation, any increase or decrease in the principal amount of the Obligations or the interest rate), and/or change or extend the time for payment of, or renew, supplement or modify, any of the Obligations, any security therefor, or any of the Transaction Documents evidencing same, and the Guaranty herein made shall apply to the Obligations and the Transaction Documents as so changed, extended, renewed, supplemented or modified; (ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order, any property securing the Obligations; (iii) supplement, modify, amend or waive, or enter into or give any agreement, approval, waiver or consent with respect to, any of the Obligations, or any part thereof, or any of the Transaction Documents, or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iv) exercise or refrain from exercising any rights against Company or other Persons (including any Guarantor) or against any security for the Obligations; (v) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Transaction Documents or the Obligations, or any part thereof; (vi) accept partial payments on the Obligations; (vii) receive and hold additional security or guaranties for the Obligations, or any part thereof; (viii) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Rennova, in its sole and absolute discretion, may determine; (ix) add, release, settle, modify or discharge the obligation of any maker, endorser, Guarantor, surety, obligor or any other Person who is in any way obligated for any of the Obligations, or any part thereof; (x) settle or compromise any Obligations, whether in a Proceeding or not, and whether voluntarily or involuntarily, dispose of any security therefor (with or without consideration and in whatever manner Rennova deems appropriate), and subordinate the payment of any of the Obligations, whether or not due, to the payment of liabilities owing to creditors of Company other than Rennova and the Guarantors; (xi) consent to the merger, change or any other restructuring or termination of the corporate existence of Company or any other Person, and correspondingly restructure the Obligations, and any such merger, change, restructuring or termination shall not affect the liability of the Guarantors or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations; (xii) apply any sums it receives, by whomever paid or however realized, to any of the Obligations and/or (xiii) take any other action which might constitute a defense available to, or a discharge of, Company or any other Person (including the Guarantors) in respect of the Obligations.

4.2 The invalidity, irregularity or unenforceability of all or any part of the Obligations or any Transaction Document, or the impairment or loss of any security therefor, whether caused by any action or inaction of Rennova, or otherwise, shall not affect, impair or be a defense to any Guarantor’s obligations under this Guaranty.

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4.3 Upon the occurrence and during the continuance of any Event of Default, Rennova may enforce this Guaranty independently of any other remedy, guaranty or security Rennova at any time may have or hold in connection with the Obligations, and it shall not be necessary for Rennova to marshal assets in favor of Company, or any other Person or to proceed upon or against and/or exhaust any security or remedy before proceeding to enforce this Guaranty. The Guarantors expressly waive any right to require Rennova to marshal assets in favor of Company or any other Person, or to proceed against Company or any other Guarantor of the Obligations or any collateral provided by any Person, and agree that Rennova may proceed against any obligor and/or the collateral in such order as Rennova shall determine in its sole and absolute discretion. The Guarantors agree that Rennova and Company may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between them, in any manner whatsoever, all without in any way altering or affecting the security of this Guaranty.

4.4 Each Guarantor expressly waives, to the fullest extent permitted by applicable law, any and all defenses which such Guarantor shall or may have as of the date hereof arising or asserted by reason of: (i) any disability or other defense of the Company, with respect to the Obligations; (ii) the unenforceability or invalidity of any security for or guaranty of the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations; (iii) the cessation for any cause whatsoever of the liability of the Company or any other Guarantor (other than by reason of the full payment and performance of all Obligations (other than contingent indemnification obligations)); (iv) any failure of Rennova to marshal assets in favor of the Company or any other Person; (v) any failure of Rennova to give notice of sale or other disposition of collateral to Company or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral; (vi) any failure of Rennova to comply with applicable laws in connection with the sale or other disposition of any collateral or other security for any Obligations, including, without limitation, any failure of Rennova to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Obligations; (vii) any act or omission of Rennova or others that directly or indirectly results in or aids the discharge or release of the Company or any other Guarantor, or of any security or guaranty therefor by operation of law or otherwise; (viii) any law which provides that the obligation of a surety or any Guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or such Guarantor’s obligation in proportion to the principal obligation; (ix) any failure of Rennova to file or enforce a claim in any bankruptcy or other proceeding with respect to any other Person; (x) the election by Rennova, in any bankruptcy proceeding of any other Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code; (xi) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code in any bankruptcy proceeding of any other Person; (xii) any use of collateral under Section 363 of the United States Bankruptcy Code in any bankruptcy proceeding of any other Person; (xiii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any other Person; (xiv) the avoidance of any lien or security interest in favor of Rennova for any reason; (xv) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any other Person, including without limitation any discharge of, or bar or stay against collecting, all or any of the Obligations (or any interest thereon) in or as a result of any such proceeding; or (xvi) any action taken by Rennova that is authorized by this Section or any other provision of any Transaction Document. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations.

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4.5 This is a continuing guaranty and shall remain in full force and effect as to all of the Obligations until such date as all amounts owing by the Company to Rennova shall have been paid in full in cash and all obligations of the Company with respect to any of the Obligations shall have terminated or expired (other than contingent indemnification obligations) (such date is referred to herein as the “Termination Date”).

4.6 Notwithstanding any provision herein contained to the contrary, each Guarantor’s liability hereunder shall be limited to an amount not to exceed as of any date of determination the greater of:

(i) the amount of all Obligations; and

(ii) the amount which could be claimed by Rennova from the Guarantor under this Guaranty without rendering such claim voidable or avoidable under the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Guarantor’s right of contribution and indemnification.

5. LIMITATION ON SUBROGATION

Until the Termination Date, each Guarantor waives any present or future right to which such Guarantor is or may become entitled to be subrogated to Rennova’s rights against Company or to seek contribution, reimbursement, indemnification, payment or the like, or participation in any claim, right or remedy of Rennova against Company or any security which Rennova now has or hereafter acquires, whether or not such claim, right or remedy arises under contract, in equity, by statute, under common law or otherwise. If, notwithstanding such waiver, any funds or property shall be paid or transferred to any Guarantor on account of such subrogation, contribution, reimbursement, or indemnification at any time when all of the Obligations have not been paid in full, such Guarantor shall hold such funds or property in trust for Rennova and shall forthwith pay over to Rennova such funds and/or property to be applied by Rennova to the Obligations.

6. COVENANTS

6.1 Subordination of Other Debts. Each Guarantor hereby: (a) subordinates the obligations now or hereafter owed by Company to such Guarantor (“Subordinated Debt”) to any and all obligations of Company to Rennova now or hereafter existing while this Guaranty is in effect, and hereby agrees that such Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to such Guarantor, through error or otherwise, shall immediately be forwarded to Rennova by such Guarantor, properly endorsed to the order of Rennova, to apply to the Obligations.

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6.2 Security for Guaranty. Each obligation and liability of each Guarantor evidenced by this Guaranty is also secured by all of the Collateral of the Guarantors pursuant to that certain Security Agreement by and between FOXO and Rennova, dated as of September 10, 2024, and that certain Security Agreement by and among the Company, Scott County and Rennova, dated as of September 10, 2024 (together with any amendments thereto, collectively, the “Security Agreements”). All of the agreements, conditions, covenants, provisions, representations, warranties and stipulations contained in the Security Agreements or any other Transaction Documents to which a Guarantor is a party which are to be kept and performed by the Guarantors are hereby made a part of this Guaranty to the same extent and with the same force and effect as if they were fully set forth herein, and each Guarantor covenants and agrees to keep and perform them, or cause them to be kept or performed, strictly in accordance with their terms.

7. EVENTS OF DEFAULT

Each of the Events of Default by any party in the Note, Security Agreements or any other Transaction Document shall constitute an Event of Default hereunder. Each of the following shall also constitute an Event of Default hereunder:

(i) any Guarantor fails to pay any amount payable under this Guaranty when the same becomes due and payable;

(ii) any Guarantor fails to perform or observe any other term, covenant or agreement contained in this Guaranty, if such failure remains unremedied for five days after written notice thereof has been given to such Guarantor;

(iii) any representation or warranty made or deemed made by any Guarantor herein proves to have been incorrect in any material respect when made or deemed made;

(iv) any Guarantor, pursuant to or within the meaning of Title 11, U.S. Code, or any similar federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a bankruptcy voluntary case, (B) consents to the entry of an order for relief against it in an involuntary bankruptcy case or any involuntary bankruptcy case is not dismissed within 30 days, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar officer (a “Custodian”), (D) makes a general assignment for the benefit of its creditors, or (E) admits in writing that it is generally unable to pay its debts as they become due;

(v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against any Guarantor in an involuntary case, (B) appoints a Custodian of any Guarantor or (C) orders the liquidation of any Guarantor; or

(vi) a final judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against any Guarantor and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a creditworthy party shall not be included in calculating the $250,000 amount set forth above so long as such Guarantor provides Rennova a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to Rennova) to the effect that such judgment is covered by insurance or an indemnity and such Guarantor will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment.

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8. REMEDIES

8.1 Upon an Even of Default, which is not timely cured, all liabilities and obligations of any Guarantor hereunder shall become immediately due and payable without demand or notice and, in addition to any other remedies provided by law or in equity, Rennova may:

8.1.1 Enforce the obligations of the Guarantors under this Guaranty.

8.1.2 To the extent not prohibited by and in addition to any other remedy provided by law or equity, setoff against any of the Obligations any sum owed by Rennova in any capacity to any Guarantor whether due or not.

8.1.3 Perform any covenant or agreement of any Guarantor in default hereunder (but without obligation to do so) and in that regard pay such money as may be required or as Rennova may reasonably deem expedient. Any costs, expenses or fees, including reasonable attorneys’ fees and costs, incurred by Rennova in connection with the foregoing shall be included in the Obligations guaranteed hereby, and shall be due and payable on demand, together with interest at the highest non-usurious rate permitted by applicable law, such interest to be calculated from the date of such advance to the date of repayment thereof. Any such action by Rennova shall not be deemed to be a waiver or release of any Guarantor hereunder and shall be without prejudice to any other right or remedy of Rennova.

8.2 Settlement of any claim by Rennova against Company, whether in any Proceeding or not, and whether voluntary or involuntary, shall not reduce the amount due under the terms of this Guaranty, except to the extent of the amount actually paid by Company or any other obligated Person and legally retained by Rennova in connection with the settlement (unless otherwise provided for herein or therein).

9. MISCELLANEOUS

9.1 Remedies Cumulative. The rights and remedies of Rennova, as provided herein and in any other Transaction Document, shall be cumulative and concurrent, may be pursued separately, successively or together, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Rennova at law or in equity. The failure, at any one or more times, of Rennova to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. Rennova shall have the right to take any action it deems appropriate without the necessity of resorting to any collateral securing this Guaranty.

9.2 Integration. This Guaranty and the other Transaction Documents constitute the sole agreement of the parties with respect to the transactions contemplated hereby and thereby and supersede all oral negotiations and prior writings with respect thereto.

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9.3 Attorneys’ Fees and Expenses. If Rennova retains the services of counsel by reason of a claim of an Event of Default hereunder or under any of the other Transaction Documents, or on account of any matter involving this Guaranty, or for examination of matters subject to Rennova’s approval under the Transaction Documents, all costs of suit and all reasonable attorneys’ fees and such other reasonable expenses so incurred by Rennova shall forthwith, on demand, become due and payable and shall be secured hereby.

9.4 No Implied Waiver. Rennova shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Rennova, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

9.5 Waiver. Except as otherwise provided herein or in any of the Transaction Documents, each Guarantor waives notice of acceptance of this Guaranty and notice of the Obligations and waives notice of default, non-payment, partial payment, presentment, demand, protest, notice of protest or dishonor, and all other notices to which any Guarantor might otherwise be entitled or which might be required by law to be given by Rennova. Each Guarantor waives the right to any stay of execution and the benefit of all exemption laws, to the extent permitted by law, and any other protection granted by law to any Guarantor, now or hereafter in effect with respect to any action or proceeding brought by Rennova against it. Each Guarantor irrevocably waives all claims of waiver, release, surrender, alteration or compromise and the right to assert against Rennova any defenses, set-offs, counterclaims, or claims that any Guarantor may have at any time against Company or any other party liable to Rennova.

9.6 No Third-Party Beneficiary. Except as otherwise provided herein, no party hereto intends the benefits of this Guaranty to inure to any third party and no third party (including Company) shall have any status, right or entitlement under this Guaranty.

9.7 Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Guaranty shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

9.8 Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Guaranty shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that this Guaranty cannot be assigned by any Guarantor without the prior written consent of Rennova, and any such assignment or attempted assignment by any Guarantor shall be void and of no effect with respect to Rennova.

9.9 Modifications. This Guaranty may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

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9.10 Sales or Participations. Rennova may from time to time sell or assign the Note, in whole or in part, or grant participations in the Note and/or the obligations evidenced thereby without the consent of Company or any Guarantor, provided, however, Rennova shall provide written notice to Company and Guarantors of any such assignment or grant of participations. The holder of any such sale, assignment or participation, if the applicable agreement between Rennova and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of Rennova (to the extent of such holder’s interest or participation); and (b) deemed to hold and may exercise the rights of setoff or banker’s lien with respect to any and all obligations of such holder to Guarantors (to the extent of such holder’s interest or participation), in each case as fully as though Guarantors are directly indebted to such holder. Rennova may in its discretion give notice to Guarantors of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Rennova’s or such holder’s rights hereunder.

9.11 MANDATORY FORUM SELECTION. ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH THIS GUARANTY OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS GUARANTY, ANY OTHER TRANSACTION DOCUMENT, OR THE COLLATERAL (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN PALM BEACH COUNTY, FLORIDA; PROVIDED, HOWEVER, RENNOVA MAY, AT ITS SOLE OPTION, ELECT TO BRING ANY ACTION IN ANY OTHER JURISDICTION. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH FLORIDA, DELAWARE OR TENNESSEE LAW, AS APPLICABLE. GUARANTORS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTORS, AS SET FORTH HEREIN OR IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

9.12 Notices. All notices, requests and demands to or upon Rennova or Guarantors, to be effective, shall be delivered in the manner and addressed at the applicable address set forth in the Exchange Agreement. The Guarantors agree and acknowledge that notice may be sent and delivered to the Company, as required under the Exchange Agreement, and such notice to the Company shall be deemed valid and effective notice to Guarantors hereunder.

9.13 Governing Law. Except in the case of the Mandatory Forum Selection clause set forth in Section 9.11 hereof, this Guaranty shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to conflict of laws principles.

9.14 Joint and Several Liability. The word “Guarantor” or “Guarantors” shall mean all of the undersigned persons, if more than one, and their liability shall be joint and several.

9.15 Continuing Enforcement. If, after receipt of any payment of all or any part of the Obligations, Rennova is compelled or reasonably agrees, for settlement purposes, to surrender such payment to any person or entity which is not an Affiliate of Rennova for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Guaranty shall continue in full force and effect or be reinstated, as the case may be, and Guarantors shall be liable for, and shall indemnify, defend and hold harmless Rennova with respect to the full amount so surrendered. The provisions of this Section shall survive the termination of this Guaranty and shall remain effective notwithstanding the payment of the Obligations, the cancellation, exchange or redemption of the Note, this Guaranty or any other Transaction Document, the release of any security interest, lien or encumbrance securing the Obligations or any other action which Rennova may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the Obligations having become final and irrevocable.

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9.16 WAIVER OF JURY TRIAL. GUARANTORS AGREE THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY RENNOVA OR ANY GUARANTOR ON OR WITH RESPECT TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. RENNOVA AND GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, RENNOVA AND GUARANTORS WAIVE ANY RIGHT THEY MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. GUARANTORS ACKNOWLEDGE AND AGREE THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THAT RENNOVA WOULD NOT ACCEPT THE NOTE IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS GUARANTY.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed and delivered this Guaranty Agreement as of the day and year first above written.

FOXO TECHNOLOGIES INC.

By:	/s/ Mark White
Name:	Mark White
Title:	Interim CEO

SCOTT COUNTY COMMUNITY HOSPITAL, INC.

By:	/s/ Seamus Lagan
Name:	Seamus Lagan
Title:	CEO

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